EXHIBIT 10.11

RELIV INTERNATIONAL, INC.        148671-1089253                       IIII/sd/pb


                             MODIFICATION AGREEMENT

     THIS AGREEMENT, made and entered into as of the 1st day of March, 2001 by and between SOUTHWEST BANK OF ST. LOUIS, whose address is 2301 South Kingshighway, St. Louis, Missouri 63110-3498 (hereinafter referred to as "Southwest") and RELIV' INTERNATIONAL, INC. whose address is P.O. Box 405, Chesterfield, MO 63006-0405 (hereinafter referred to as "Borrower).


                                   WITNESSETH

WHEREAS, Borrower has executed a certain Note dated September 2, 1997 in the original amount of $4,430,000.00 secured by a Deed of Trust dated September 2, 1997 and recorded in Book 11284 Page 0095 in the office of the Recorder of Deeds of the County of St. Louis, State of Missouri; and

     WHEREAS, Southwest is the present holder of the aforementioned Note and Deed of Trust; and

     WHEREAS, Borrower has requested Southwest to modify said Note; and

     WHEREAS, Southwest is, subject to certain conditions hereinafter set out, willing to modify said Note.

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties agree as follows:

     1. The outstanding principal balance under the Note as of March 1, 2001 is $4,151,692.95.

     2. The maturity date of note shall be extended from March 1, 2001 to March 1, 2004.

     3. Borrower agrees that commencing April 1, 2001, it shall make payments of principal and interest in the amount of $38,802.13 monthly and on the 1st day of each succeeding month thereafter with all outstanding principal and interest due on March 1, 2004. A late charge in the amount of 10% of the monthly installment will be assessed if payment is 30 days late, but in no event not less that $10.00.

     4. The interest rate shall remain the same at 8.50%, per annum, fixed, and after maturity, by acceleration or otherwise, at a rate of 20.00%, per annum, fixed.

     5. Nothing contained herein shall impair the security of Southwest, its successors or assigns under said Note and Deed of Trust nor effect, or impair any rights or power which it may have under said Note and Deed of Trust for the recovery of the debt, with interest. Except as expressly provided herein, the parties hereto acknowledge that all conditions, covenants and agreements contained in said Note and Deed of Trust are hereby continued in full force and effect, and said Deed of Trust shall be and remain a lien upon the real estate described therein until the principal and interest provided for in said Note and Deed of Trust are fully paid.

     6. If any payment of principle and interest is not paid when due as described herein such failure shall constitute a default under the Note and Deed of Trust, or if there is a default in the due performance of any of the covenants and obligations contained in the Deed of Trust.

     7. Borrower certifies and represents that it has no defenses, offsets, credits, or counterclaims against Southwest to its obligations under the Note and Deed of Trust and that Southwest has fulfilled all of its obligations, covenants and warranties under the Note and Deed of Trust and is not in default of any such obligations, covenants or warranties.

     8.   This  modification  shall  be  binding  upon  the  heirs,   executors,
          administrators, legal representatives, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have subscribed their names this 1st day of March, 2001.

     Property Address:                           RELIV INTERNATIONAL, INC.
     112 & 136 Chesterfield Industrial Blvd.
     2nd and 3rd Deed of Trust



     Maturity Date:                             By: /s/ Robert L. Montgomery
                                                    ----------------------------
     March 1, 2004                              Name:Robert L. Montgomery
     -------------                                   ---------------------------
                                                Its:     President
                                                    ----------------------------



                                                By: /s/ Steven D. Albright
                                                    ----------------------------
                                                Name:    Steven D. Albright
                                                     ---------------------------
                                                Its:     Controller
                                                    ----------------------------



                                                SOUTHWEST BANK OF ST. LOUIS




                                                By: /s/ Hord Hardin, II
                                                    ----------------------------
                                                Name:    Hord Hardin, II
                                                     ---------------------------
                                                Its:   Senior Vice President
                                                    ----------------------------